UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)
(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 7, 2019, the Company’s Board of Directors, upon recommendation by the Company’s Nominating and Corporate Governance Committee, voted to increase the total size of the Board of Directors from seven members to eight members and elected Kate S. Lavelle to fill the resulting vacancy as an independent Class III director of the Company, effective March 7, 2019. Ms. Lavelle has also been appointed to serve on the Company’s Audit Committee, effective March 7, 2019. Ms. Lavelle is entitled to receive compensation under the Company’s non-employee director compensation policy, including a grant of restricted stock, and has also entered into the Company’s standard indemnification agreement with directors.
Ms. Lavelle has over 20 years of experience in finance and accounting, including 12 years in the restaurant and food service industry, and served on the board of directors of Sonic Corp. from January 2012 until December 2018. Previously, Ms. Lavelle served as the Executive Vice President and Chief Financial Officer of Dunkin’ Brands, Inc. from December 2004 until July 2010. Prior to that, she was Global Senior Vice President for Finance and Chief Accounting Officer of LSG Sky Chefs, a wholly owned subsidiary of Lufthansa Airlines, from January 2003 until August 2004, and also served in various other management positions for LSG Sky Chefs from March 1998 until January 2003. She began her career at Arthur Andersen LLP where for more than 10 years she served as Senior Audit Manager in charge of administration of audits and other professional engagements. Ms. Lavelle has also served as a director of Swift & Company, an American food processing company, and Jones Lang LaSalle, a global financial and professional services firm.
A copy of the Company’s press release announcing Ms. Lavelle’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

99.1	Press release, dated March 8, 2019.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	March 8, 2019	By:	/s/ Darryl R. Marsch
Senior Vice President, General Counsel, and Secretary